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                                                                    EXHIBIT 32.1
                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
             PURSUANT TO 18 U.S.C. SS. 1350, AS ADOPTED PURSUANT TO
                    SS. 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the filing with the Securities and Exchange Commission of the Annual Report of Meritage Hospitality Group Inc. (the "Company") on Form 10-K for the period ending November 30, 2003 (the "Report"), I, Robert E Schermer, Jr., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  February 19, 2004                 MERITAGE HOSPITALITY GROUP INC.


                                          By:   /s/  Robert E. Schermer, Jr.
                                               ---------------------------------
                                          Robert E. Schermer, Jr.
                                          Chief Executive Officer



         A signed original of this written statement required by ss.906 has been provided to the Company and will be retained by the Company and furnished to the Securities & Exchange Commission or its staff upon request.